AUGUST 9, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD CAPITAL APPRECIATION FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

AND

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and “The Hartford Capital Appreciation Fund Summary Section - Management” in the above referenced Statutory Prospectus the following footnote is added next to Mr. Stahl’s name in the portfolio manager table:

(1)	Kent M. Stahl, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018. Mr. Thomas has been a portfolio manager for the Fund since 2013 and will remain a portfolio manager on the Fund. Mr. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7407	August 2018